PROSPECTUS & APPLICATION

FRANKLIN
INVESTMENT GRADE
INCOME FUND

INVESTMENT STRATEGY
INCOME

ADVISOR CLASS

ADVISOR

--------------------------------------------------------------------------------
JANUARY 1, 1997


FRANKLIN MANAGED TRUST


This prospectus describes the Advisor Class shares of Franklin Investment Grade Income Fund (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund's Advisor Class SAI, dated January 1, 1997, as may be amended from time to time, includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at the address shown.

Advisor Class shares are only available for purchase by certain persons, including, among others, certain financial institutions (such as banks, trust companies, savings institutions and credit unions); government and tax-exempt entities; pension, profit sharing and employee benefit plans; certain qualified groups, including family trusts, endowments, foundations and corporations; Franklin Templeton Fund Allocator Series; and directors, trustees, officers and full-time employees (and their family members) of Franklin Templeton Group and the Franklin Templeton Group of Funds. See "About Your Account."

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.


FRANKLIN
INVESTMENT GRADE INCOME FUND -
ADVISOR CLASS
--------------------------------------------------------------------------------

January 1, 1997

WHEN READING THIS PROSPECTUS, YOU WILL SEE CERTAIN TERMS BEGINNING WITH CAPITAL LETTERS. THIS MEANS THE TERM IS EXPLAINED IN OUR GLOSSARY SECTION.


TABLE OF CONTENTS

ABOUT THE FUND

Expense Summary ..................................     2
How does the Fund Invest its Assets?..............     3
What are the Fund's Potential Risks?..............     8
Who Manages the Fund?.............................     11
How does the Fund Measure Performance?............     12
How is the Trust Organized?.......................     13
How Taxation Affects You and the Fund.............     14

ABOUT YOUR ACCOUNT

How Do I Buy Shares?..............................     15
May I Exchange Shares for Shares of Another Fund?.     18
How Do I Sell Shares?.............................     20
What Distributions Might I Receive from the Fund?.     21
Transaction Procedures and Special Requirements...     22
Services to Help You Manage Your Account..........     26

GLOSSARY

Useful Terms and Definitions......................     28


777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN



ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the Fund. Because Advisor Class shares were not offered to the public before January 1, 1997, the table is based on the historical expenses of the Class I shares of the Fund for the fiscal year ended September 30, 1996.+ Your actual expenses may vary.


A. SHAREHOLDER TRANSACTION EXPENSES++
  Maximum Sales Charge Imposed on Purchases         None
  Exchange Fee (per transaction)                   $5.00*
B. ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
  Management Fees                                   0.50%
  Rule 12b-1 Fees                                   None
  Other Expenses                                    0.37%

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  Total Fund Operating Expenses                     0.87%
--------------------------------------------------------------------------------

C. EXAMPLE

  Assume the annual return for Advisor Class shares is 5% and operating expenses are as described above. For each $1,000 investment, you would pay the following projected expenses if you sold your shares after the number of years shown.

  1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------

    $9      $28      $48     $107

THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or the dividends paid on Advisor Class shares and are not directly charged to your account.

+Unlike Advisor Class shares, the Class I shares of the Fund have a front-end sales charge and Rule 12b-1 fees.
++If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for these services.
*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.


HOW DOES THE FUND INVEST ITS ASSETS?

THE FUND'S INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek a maximum level of income consistent with prudent exposure to risk. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund's objective will be achieved.

At times, particularly during periods when the yield curve is positive, the Fund will endeavor to provide a higher yield than that available from a money market mutual fund, while attempting to avoid the potential risks to principal often associated with both non-investment grade securities and longer-term instruments.


TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST

The Fund seeks to achieve its objective by investing in a diversified portfolio of debt securities, most of which will be intermediate-term investment grade issues and dividend-paying common and preferred stocks.

The Fund may invest in corporate debt obligations such as bonds, notes, and debentures; obligations convertible into common stocks; obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; obligations denominated in either U.S. dollars or foreign currencies issued by foreign corporations and governments (including Canadian provinces and their instrumentalities) and supranational entities; commercial paper; and currency deposits or equivalents.

Because the Fund seeks a maximum level of income consistent with prudent exposure to risk, under normal market conditions at least 75% of the Fund's portfolio will be invested in debt securities that are rated in one of the four highest rating categories or in unrated securities that are of comparable quality as determined by the Fund's investment manager. The four highest rating categories are AAA, AA, A or BBB by S&P, or Aaa, Aa, A or Baa by Moody's.

Debt securities within the top three categories comprise what are known as high-grade bonds and are regarded as having a strong capacity to pay principal and interest. Medium-grade bonds (BBB by S&P or Baa by Moody's) are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and some speculative characteristics.

Although the Fund may invest up to 25% of its portfolio in securities that are not rated in the four highest rating categories or of comparable quality, the Fund will not invest in any debt securities rated lower than B by Moody's or S&P or in any equity securities of an issuer if a majority of the issuer's debt securities are rated lower than B by Moody's or S&P. Similarly, the Fund will not invest in any unrated debt securities that the Fund considers to be of lower comparable quality than securities rated B by Moody's or S&P. Debt securities rated B by Moody's are regarded as generally lacking the characteristics of desirable investments and, in Moody's judgment, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Debt securities rated BB or B by S&P are regarded, on balance, as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. The Fund does not intend to invest more than 5% of its net assets in debt securities rated below Baa by Moody's or BBB by S&P. An appendix discussing these ratings is included in the SAI.

Although market risks are inherent in any investment program, the Fund believes that such risks may be reduced through careful analysis of prospective issuers. Moreover, while the opinion of rating services is considered in selecting rated securities for the Fund's portfolio, the Fund's investment manager relies primarily on its own credit analysis, which includes a study of the existing debt issuer's capital structure, ability to service debt and to pay dividends, and the current trend of earnings for any company under consideration for investment by the Fund. The net asset value per share of the Fund will fluctuate, however, as the market value of its investment portfolio fluctuates.

Under normal economic conditions, the Fund will invest at least 65% of its assets in intermediate-term obligations. Intermediate-term obligations in which the Fund invests typically will have effective remaining maturities of between two and ten years at the time of purchase. The remaining 35% may be invested, to the extent available and permissible, in obligations with maturities that are shorter than two years or longer than ten years at the time of purchase.

The Fund will consider the effective maturity of a "putable" bond to be its optional redemption date or dates. An obligation that requires the obligor to periodically prepay portions of the obligation before its stated maturity will be considered by the Fund to have a maturity equal to its expected average life or average term. These are not fundamental policies of the Fund and may be changed by the Board of Trustees.

U.S. GOVERNMENT SECURITIES. The Fund may invest in all types of U.S. government securities including: (1) U.S. Treasury obligations with varying interest rates, maturities and dates of issuance, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (original maturities of one to ten years) and U.S. Treasury bonds (generally original maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities such as the Government National Mortgage Association ("GNMA"), the Export-Import Bank and the Farmers Home Administration. Some of the Fund's investments will include obligations which are supported by the full faith and credit of the U.S. government. In the case of U.S. government obligations that are not backed by the full faith and credit of the U.S. government (e.g., obligations of the Federal National Mortgage Association ("FNMA") and a Federal Home Loan Bank), the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

COLLATERALIZED OBLIGATIONS. The Fund may invest in collateralized obligations, which generally are bonds issued by single purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies or instrumentalities, investment bankers or other similar institutions, such as Collateralized Automobile Receivables ("CARs") and Collateralized Mortgage Obligations ("CMOs"). All such collateralized obligations will either be issued or guaranteed by a U.S. government agency or instrumentality rated AAA by a nationally recognized statistical rating agency.

CARs are generally automobile loan pass-through certificates issued by single purpose, stand alone financial subsidiaries or trusts (such as Grantor Trusts) of financial institutions, government agencies or instrumentalities, investment bankers or other similar institutions.

CMOs purchased by the Fund may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

(2) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

(3) securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

For a discussion of the risks involved in buying these types of collateralized obligations, please see "What are the Fund's Potential Risks?" below.

OPTIONS AND FINANCIAL FUTURES. The Fund may engage in various option and hedging activities. Specifically, the Fund may write covered call and put options and under limited circumstances, for bona fide hedging purposes only, purchase certain options on securities and interest rate futures contracts. The option and hedging activities that the Fund is authorized to engage in are summarized below and described in greater detail in the SAI.

The Fund may write covered call and put options on any securities it may purchase for its portfolio. The principal reason for writing call or put options is to obtain, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund's current return can be expected to fluctuate because opportunities to realize net gains from a covered call and put option writing program and income yields vary as economic and market conditions change. The Fund may receive a higher or lower total return from its positions in options than it would have received from its underlying securities if they had not been subject to options. The Fund does not engage in option writing strategies for speculative purposes, and writes call options and put options on a covered basis only, which means that, with respect to any call options it has written, it will own the underlying securities or comparable securities satisfying the cover requirements of the securities exchanges, and, with respect to any put options it has written, it will maintain in a separate account cash or U.S. government securities with a value at least equal to the exercise price of the put option.

The Fund may also purchase call and put options on securities, but only for limited purposes. The Fund may purchase call and put options for the purpose of offsetting its obligations pursuant to previously written options. The Fund may purchase put options only on U.S. government securities in its portfolio in anticipation of a decline in the market value of such securities and then only in amounts not exceeding 10% of its total assets. The Fund's ability to purchase put options allows it to protect unrealized gains in appreciated U.S. government securities in its portfolio without actually selling the securities and while continuing to receive interest income on the securities.

In addition, solely for hedging purposes, the Fund may purchase and sell call and put options on interest rate futures contracts. The Fund may not purchase or sell options on interest rate futures contracts if immediately thereafter the value of those contracts would constitute more than 30% of the Fund's total assets or if the sum of the premiums paid for the options would exceed 5% of the Fund's total assets.

The Fund's option and hedging activities involve certain risks as summarized in "What are the Fund's Potential Risks?" and as more fully discussed in the SAI.

FOREIGN SECURITIES. The Fund may, using the criteria set forth above, invest any portion of its assets in debt securities issued by foreign corporations and governments, their instrumentalities, and supranational entities. The fund presently has no intention of investing more than 25% of its assets in the debt securities of foreign governments.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Development Bank and the Asian Development Bank.

The Fund may invest in securities issued in any currency and may hold foreign currency to the extent consistent with its objective and policies described above. Securities of issuers within a given country may be denominated in the currency of that or another country, or in multinational currency units.

For more information about foreign securities and their risks, please see "What are the Fund's Potential Risks?" in this prospectus and in the SAI.


OTHER INVESTMENT POLICIES OF THE FUND

In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by investing all or a part of its assets in short-term, fixed-income securities, cash or cash equivalents. Such investments may include U.S. government securities, bank certificates of deposit, bankers' acceptances and high-grade commercial paper issued by domestic corporations.

U.S. TREASURY ROLLS. The Fund may enter into "U.S. Treasury rolls" in which the Fund sells outstanding U.S. Treasury securities and buys back "when-issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the "when-issued" U.S. Treasury security. Two potential advantages of such a strategy are 1) the Fund can regularly and incrementally adjust its weighted average maturity (which otherwise would constantly diminish with the passage of time); and 2) in a normal yield curve environment (in which shorter maturities yield less than longer maturities), a gain in yield to maturity can be obtained along with the desired extension.

During the period prior to the settlement date, the Fund continues to earn interest on the securities it is selling. It does not earn interest on the securities that it is purchasing until after the settlement date. The Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Fund intends, however, to enter into U.S. Treasury rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

LOANS OF PORTFOLIO SECURITIES. Consistent with procedures approved by the Board, the Fund may lend its portfolio securities to qualified Securities Dealers or other institutional investors. Although permitted to lend up to 30% of its total assets, the Fund currently intends to limit its lending of securities to no more than 5% of its total assets. For a description of the Fund's securities lending procedures, please see the SAI.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase transactions in which the Fund buys a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks that are deemed creditworthy by Advisory Services. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian bank approved by the Board and will be held pursuant to a written agreement.

ILLIQUID INVESTMENTS. The Fund's policy is not to invest more than 10% of its net assets, at the time of purchase, in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

PORTFOLIO TURNOVER. The Fund's portfolio turnover rate for the fiscal years ended 1995 and 1996 was 64.70% and 20.06%, respectively. The higher portfolio turnover rate for the fiscal year ended 1995 was due to higher interest rates early in the year, which encouraged the sale of intermediate-term U.S. Treasuries by the Fund, and the significant capital appreciation of certain bonds that the investment manager determined were ripe for sale. High portfolio turnover may increase the Fund's transaction costs and taxable capital gains. The investment manager will consider the potential benefits of investing in Treasury rolls against these considerations.

BORROWING. The Fund may borrow money only from banks for temporary or emergency purposes in amounts not to exceed 15% of the Fund's total assets, and additional investments may not be made while any amounts borrowed are in excess of 5% of the Fund's total assets.

PERCENTAGE RESTRICTIONS. If a percentage restriction noted above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing policies.

OTHER POLICIES AND RESTRICTIONS. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How does the Fund Invest its Assets?" and "Investment Restrictions" in the SAI.


WHAT ARE THE FUND'S POTENTIAL RISKS?

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the stock and bond markets as a whole.

INTEREST RATE AND MARKET RISK. To the extent the Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Fund's shares. To the extent the Fund invests in common stocks, a general market decline, shown for example by a drop in the Dow Jones Industrials or other equity based index, in any country where the Fund is invested, may also cause the Fund's share price to decline. The value of worldwide stock markets and interest rates has increased and decreased in the past. These changes are unpredictable and may happen again in the future.

COLLATERALIZED AUTOMOBILE RECEIVABLES. Because CARs are asset-backed securities, they have certain risks not presented by mortgage-backed securities. Asset-backed securities do not have the benefit of the same type of security interests in the related collateral. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing the receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

COLLATERALIZED MORTGAGE OBLIGATIONS. CMOs and other mortgage-backed securities differ from conventional bonds in that the principal is paid back over the life of the certificate rather than at maturity. As a result, the Fund will receive monthly scheduled payments of principal and interest on its investment in these securities, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the Fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing security. For this reason, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates.

The market value of mortgage-backed securities, like other U.S. government securities in the Fund's portfolio, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage-backed securities, while having comparable risk of decline in value during periods of rising rates, may have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Fund's principal investment to the extent of the premium paid.

OPTIONS AND FINANCIAL FUTURES. The purchase of call and put options involves the risk that the price of the underlying securities or interest rate futures contracts will not move in the anticipated direction during the option periods, and the Fund may lose all or some portion of the amount of the premiums it has paid (plus transaction costs). Options on interest rate futures contracts involve a somewhat greater risk in that a liquid market for such options may not exist to permit the Fund to establish or close out its positions. Although the Fund generally will purchase only options for which there appears to be an active market, there is no assurance that a liquid market on any exchange will exist for any particular option or at any particular time.

The principal risk with respect to writing covered call and put options is the Fund's possible inability to effect closing transactions at favorable prices. By writing the option, the Fund agrees to buy or sell the security at a specified price during a specified period, and, until the option lapses (i.e., the specified period expires or the option is exercised) or is canceled by a closing transaction, the Fund cannot sell the covering security to recognize a profit (or limit a loss). In addition, if the price of the underlying security does not move in the anticipated direction, the Fund will have to sell or buy the covering security at a price that is below market (in the case of a security sold upon the exercise of a written call option) or buy the covering security at a price that is above market (in the case of a security purchased upon the exercise of a written put option) unless the Fund can close out its optioned position prior to the option exercise date. Moreover, until an option lapses or is canceled by a closing transaction, the maximum sales price the Fund may realize on a security subject to an option is limited to the option price. The Fund continues, however, to bear the risk of a decline in the price of a security subject to an option during the option period, although any potential loss during that period would be reduced by the amount of the option premium received. Although certain risks are involved in these option and hedging transactions, Advisory Services believes that, because the Fund writes only covered options on portfolio securities and purchases options only for hedging purposes, the options and hedging strategies of the Fund do not subject it to the risks frequently associated with these transactions.

The Fund's investment in options may be limited by the requirements of the Code for qualification as a regulated investment company. These instruments require the application of complex and special tax rules and elections, more information about which is included in the SAI.

Transactions in options, options on futures, CARS, and CMOs are generally considered "derivative securities."

FOREIGN SECURITIES. There are inherent risks associated with investments in foreign securities. An investment may be affected by changes in currency rates and exchange control regulations, and the Fund may incur transaction charges in exchanging currencies. Foreign government securities are frequently not subject to the accounting and financial reporting standards applicable to U.S. government securities and less information may be available regarding these securities. Most foreign government securities are traded in foreign over-the-counter markets or on foreign stock exchanges, and are generally less liquid and more volatile than comparable U.S. government securities. There is also the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments. See the SAI for further information.

Foreign exchange gains and losses realized by the Fund in connection with transactions involving foreign currencies, foreign currency payables or receivables, and foreign currency-denominated debt securities are subject to special tax rules which may cause these gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Fund's income or loss from these transactions and in turn its distributions to shareholders.


WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist between the two classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. As of July 1, 1996, Advisory Services manages the Fund's assets and makes its investment decisions. Advisory Services also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisory Services and its affiliates manage over $150 billion in assets. Advisory Services employs the same individuals to manage the Fund's portfolio as the previous manager. The terms and conditions of the management services provided to the Fund remain the same. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

MANAGEMENT TEAM. The team responsible for the day-to-day management of the Fund's portfolio is: William Lippman and Philip Smith since the Fund's inception and Margaret McGee since 1988.

William Lippman
President of Advisory Services

Mr. Lippman holds a bachelor's degree in business administration from City College of New York and a master's degree in business administration from the Graduate School of Business Administration of New York University. He has been with the Franklin Templeton Group since 1988.

Philip Smith
Vice President of Advisory Services

Mr. Smith holds a bachelor of arts degree from Princeton University and a juris doctorate degree from Yale University. He has been with the Franklin Templeton Group since 1988.

Margaret McGee
Vice President of Advisory Services

Ms. McGee holds a bachelor of arts degree from William Patterson College. She has been with the Franklin Templeton Group since 1988.

MANAGEMENT FEES. During the fiscal year ended September 30, 1996, management fees totaling 0.50% of the average daily net assets of the Fund were paid to the investment manager.

PORTFOLIO TRANSACTIONS. Advisory Services tries to obtain the best execution on all transactions. If Advisory Services believes more than one broker or dealer can provide the best execution, consistent with internal policies, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with Advisory Services, FT Services provides certain administrative services and facilities for the Fund. Please see "Investment Management and Other Services" in the SAI for more information.


HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, each class of the Fund advertises its performance. The more commonly used measures of performance are total return, current yield and current distribution rate. Performance figures are usually calculated using the maximum sales charge, if applicable. Certain performance figures may not include any applicable sales charge or Rule 12b-1 fees.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield for each class shows the income per share earned by that class. The current distribution rate shows the dividends or distributions paid to shareholders of a class. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price of the class or, in the case of Advisor Class shares, the Net Asset Value of the class. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.

The investment results of each class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.


HOW IS THE TRUST ORGANIZED?

The Fund is a diversified series of Franklin Managed Trust (the "Trust"), an open-end management investment company, commonly called a mutual fund. It was organized as a Massachusetts business trust in July, 1986, and is registered with the SEC under the 1940 Act. The Fund began offering a second class of shares on January 1, 1997: Franklin Investment Grade Income Fund - Advisor Class. Class I and Advisor Class shares differ as to sales charges, expenses and services. Different fees and expenses will affect performance. Additional classes and series may be offered in the future. A further description of Class I is set forth below.

Each class will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by state law, or (3) required to be voted on separately by the 1940 Act. Shares of each class of a series represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund on matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. It may hold a special meeting of a series, however, for matters requiring shareholder approval under the 1940 Act. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. The 1940 Act requires that we help you communicate with other shareholders in connection with removing members of the Board.

CLASS I. Class I shares of the Fund are described in a separate prospectus relating only to that class. You may buy Class I shares through your investment representative or directly by contacting the Trust. If you would like a prospectus relating to the Fund's Class I shares, contact your investment representative or Distributors.

Class I shares of the Fund have sales charges and Rule 12b-1 charges that may affect performance. Class I shares have a front-end sales charge of 4.25% (4.44% of the net amount invested) that is reduced on certain transactions of $100,000 or more. Class I shares are subject to Rule 12b-1 fees up to a maximum of 0.25% per year of Class I's average daily net assets. Shares of Class I may be subject to a Contingent Deferred Sales Charge upon redemption.


HOW TAXATION AFFECTS YOU AND THE FUND

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends which you receive from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether you have elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or a loss. Any loss incurred on sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

For corporate shareholders, none of the distributions paid by the Fund for the fiscal year ended September 30, 1996, qualified for the corporate dividends-received deduction and it is not anticipated that any of the current year's dividends will qualify.

The Fund will inform you of the source of your dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise you of the tax status for federal income tax purposes of such dividends and distributions.

If you are not a U.S. person for purposes of federal income taxation, you should consult with your financial or tax advisors regarding the applicability of U.S. withholding or other taxes on distributions received by you from the Fund and the application of foreign tax laws to these distributions.

You should consult your tax advisors with respect to the applicability of state and local intangible property or income taxes to your shares in the Fund and to distributions and redemption proceeds received from the Fund.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

You may buy shares with a minimum initial investment of $5 million (in the aggregate) in one or more Advisor Class shares of the Franklin Templeton Funds ($25 for subsequent investments) except if you fall in one of the following categories of investors satisfying one of the following criteria:

(a) Broker-dealers, qualified registered investment advisors or certified financial planners, who have entered into a supplemental agreement with Distributors for clients participating in comprehensive fee programs;

(b) Qualified registered investment advisors or registered certified financial planners who have clients invested in Mutual Series on October 31, 1996;

(c) Qualified registered investment advisors or registered certified financial planners who did not have clients invested in Mutual Series on October 31, 1996 may buy through a broker-dealer or service agent who has entered into an agreement with Distributors;

(d) Employer stock, bonus, pension or profit-sharing plans that meet the requirements for qualification under Section 401 of the Code, including salary reduction plans qualified under Section 401(k) of the Code, are subject to no initial investment requirement if the number of employees is 5,000 or more or the plan has assets of $50 million or more;

(e) Effective on or about February 1, 1997, participants in Franklin Templeton's 401(k) and Franklin Templeton's Profit Sharing Plans;

(f) Trust companies and bank trust departments initially investing in any of the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies, bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion;

(g) Governments, municipalities and tax-exempt entities that meet the requirements for qualification under Section 501 of the Code (subject to an initial investment in Advisor Class shares of $1 million);

(h) Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of a qualified group may also purchase Advisor Class shares of the Fund if the group as a whole meets the required minimum initial investment of $5 million;

(i) Directors, trustees, officers and full-time employees (and members of their immediate family) of Franklin Templeton Group and Franklin Templeton Group of Funds who invest $100 or more;

(j)  Accounts managed by the Franklin Templeton Group;

(k) Class I shareholders of the Fund who qualify under one of the above categories, may have their existing Class I shares invested into the Fund's Advisor Class by sending written instructions indicating that they wish to do so, by June 30, 1997. Instructions should be addressed to Investor Services. Generally, for federal income tax purposes, there will be no recognition of gain or loss associated with such to determine whether there are any state income tax consequences to such a transaction.

(l) Each series of Franklin Templeton Fund Allocator Series that invests $1,000 or more.

The qualified group referred to in Item (h) above, is one that:

o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include sales and other Franklin Templeton Fund materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

If you are subject to the $5 million minimum investment requirement, the cost or current value (whichever is higher) of your investment in other funds in the Franklin Templeton Funds will be included for purposes of determining compliance with the required minimum investment amount, provided that at least $1 million is invested in Advisor Class shares of the Franklin Templeton Funds.

The minimum for subsequent investments in Advisor Class shares is; $25 for most purchases of Advisor Class shares of the Fund and for purchases by directors, trustees, officers and full-time employees (and members of their immediate family) of Franklin Templeton Group and Franklin Templeton Funds; and $1,000 for each series of Franklin Templeton Fund Allocator Series.


PURCHASE PRICE OF FUND SHARES

Advisor Class shares are purchased at Net Asset Value without a sales charge.

Securities Dealers may receive compensation up to 0.25% of the amount invested from Distributors or an affiliated company.


HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, please call our Retirement Plans Department.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.


MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction for taxable investors.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Advisor Class shares.

METHOD           STEPS TO FOLLOW
--------------------------------------------------------------------------------

BY MAIL          1. Send us written instructions signed by all account owners

                 2. Include any outstanding share certificates for the shares you're exchanging
--------------------------------------------------------------------------------

BY PHONE         Call Shareholder Services

                 If you do not want the ability to exchange by phone to apply to your account, please let us know.
--------------------------------------------------------------------------------

THROUGH YOUR DEALER     Call your investment representative
--------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.


HOW WE PROCESS YOUR EXCHANGE

If you are exchanging your Advisor Class shares of the Fund you may:

o exchange into any of our money funds except Franklin Templeton Money Fund II.

o exchange into the other Advisor Class shares of the Franklin Templeton Funds (excluding Templeton Developing Markets Trust, Templeton Foreign Fund and Templeton Growth Fund, except as described below), Mutual Series Class Z shares and Templeton Institutional Funds, Inc., if you meet the investment requirements of the fund to be acquired.

o exchange into the Advisor Class shares of Templeton Developing Markets Trust, Templeton Foreign Fund and Templeton Growth Fund if you fall into one of the following categories: (i) you are a broker-dealer or a qualified registered investment advisor who has entered into a special agreement with Distributors for your clients who are participating in comprehensive fee programs; (ii) you are a qualified registered investment advisor or certified financial planner who has clients invested in Mutual Series on October 31, 1996; (iii) you are a qualified registered investment advisor or certified financial planner who did not have clients invested in Mutual Series on October 31, 1996 and are buying through a broker-dealer or service agent who has entered into an agreement with Distributors; (iv) you are a director, trustee, officer or full-time employee (or a family member) of the Franklin Templeton Group or the Franklin Templeton Funds; (v) you are a participant in Franklin Templeton's 401(k) or Franklin Templeton's Profit Sharing Plans; (vi) the exchanging shareholder is an account managed by the Franklin Templeton Group; or (vii) the exchanging shareholder is a series of the Franklin Templeton Fund Allocator Series.

o If the fund you are exchanging into does not offer Advisor Class shares, you may exchange into the Class I shares of the fund at Net Asset Value.

Please be aware that the following restrictions may apply to exchanges:

o The accounts must be identically registered. You may exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account(s). Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact our Retirement Plans Department for information on exchanges within these plans.

o The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy upon 60 days' written notice.

o Your exchange may be restricted or refused if you: (i) request an exchange out of the Fund within two weeks of an earlier exchange request, (ii) exchange shares out of the Fund more than twice in a calendar quarter, or
  (iii) exchange shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you exchange shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.


HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD           STEPS TO FOLLOW
--------------------------------------------------------------------------------

BY MAIL          1. Send us written instructions signed by all account owners

                 2. Include any outstanding share certificates for the shares you are selling

                 3. Provide a signature guarantee if required

                 4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have additional requirements.
--------------------------------------------------------------------------------

BY PHONE

(Only available  Call Shareholder Services
if you have
completed and    Telephone requests will be accepted:
sent to us the
telephone        o If the request is $50,000 or less. Institutional accounts may
redemption         exceed $50,000 by completing a separate agreement. Call
agreement          Institutional  Services to receive a copy.
included with
this prospectus) o If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund

                 o Unless you are selling shares in a Trust Company retirement plan account

                 o Unless the address on your account was changed by phone
                   within the last 30 days

                 Beginning on or about May 1, 1997, you will automatically be able to redeem shares by telephone without completing a telephone redemption agreement. Please notify us if you do not want this option to be available on your account. If you later decide you would like this option, send us written instructions signed by all account owners.

--------------------------------------------------------------------------------

THROUGH YOUR DEALER     Call your investment representative

We will send your redemption check within seven days after we receive your request in proper form. If you sell your shares by phone, the check may only be made payable to all registered owners on the account and sent to the address of record. We are not able to receive or pay out cash in the form of currency.

If you sell shares you just purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.


TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 591/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call our Retirement Plans Department.


WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Fund declares dividends from its net investment income monthly to shareholders of record on the last business day of that month and pays them on or about the 15th day of the next month.

Capital gains, if any, may be distributed annually, usually in December.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the applicable Rule 12b-1 fees of any class. Advisor Class shares are not subject to Rule 12b-1 fees.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution.


DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the same class of the Fund by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy Advisor Class shares or Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN ADVISOR CLASS SHARES OF THE FUND. For Trust Company retirement plans, special forms are required to receive distributions in cash. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days prior to the record date for us to process the new option.


TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

HOW AND WHEN SHARES ARE PRICED
The Fund is open for business each day the Exchange is open. We determine the Net Asset Value per share of each class as of the scheduled close of the Exchange, generally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.


THE PRICE WE USE WHEN YOU BUY OR SELL SHARES

You buy shares of Advisor Class at the Net Asset Value per share. We calculate it to two decimal places using standard rounding criteria. You also sell shares at Net Asset Value.

We will use the Net Asset Value next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.


PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.


WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The Fund's name,

o The class of shares,

o A description of the request,

o For exchanges, the name of the fund you're exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.


SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1)   You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4)   We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature and may be obtained from certain banks, brokers or other eligible guarantors. YOU SHOULD VERIFY THAT THE INSTITUTION IS AN ELIGIBLE GUARANTOR PRIOR TO SIGNING. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.


SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form. In this case, you should send the certificate and assignment form in separate envelopes.


TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We will also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. You may not sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call our Retirement Plans Department.


ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, you need to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, all owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, you will not be able to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. If you register your account as a trust, you should have a valid written trust document to avoid future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT  DOCUMENTS REQUIRED
--------------------------------------------------------------------------------

CORPORATION      Corporate Resolution
--------------------------------------------------------------------------------

PARTNERSHIP      1. The pages from the partnership agreement that identify the general partners, or

                 2. A certification for a partnership agreement
--------------------------------------------------------------------------------

TRUST            1. The pages from the trust document that identify the
                    trustees, or

                 2. A certification for trust
--------------------------------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we will not process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

ELECTRONIC INSTRUCTIONS. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions received directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades II(TM) System.


TAX IDENTIFICATION NUMBER

For tax reasons, we must have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer identification number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.


KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is $50 or less, except for investors under categories (d), (e), (j) and (l) under "Opening Your Account." We will do this if the value of your account falls below this minimum because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to at least $100.


SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the account application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.


SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. You will generally receive your payment by the fifth business day of the month in which a payment is scheduled. Beginning with your February 1997 payment, however, you will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.


STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports or an interim quarterly report.


BROKERS AND DEALERS AND PLAN ADMINISTRATORS

You may buy and sell Fund shares through registered broker-dealers. The Fund does not impose a sales or service charge but your broker-dealer may charge you a transaction fee. Transaction fees and services may vary among broker-dealers, and your broker-dealer may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing you to establish a margin account and borrow on the value of the Fund's shares in that account. If your broker-dealer receives your order before pricing on a given day, the broker-dealer is required to forward the order to the Fund before pricing closes on that day. A broker-dealer's failure to timely forward an order may give rise to a claim by the investor against the broker.

Third party plan administrators of tax-qualified retirement plans and other entities may provide sub-transfer agent services to the Fund. In such cases, the Fund may pay the third party an annual sub-transfer agency fee that is not greater than the Fund otherwise would have paid for such services.


INSTITUTIONAL ACCOUNTS

Institutional investors will likely be required to complete an institutional account application. There may be additional methods of opening accounts and purchasing, redeeming or exchanging shares of the Fund available for institutional accounts. To obtain an institutional application or additional information regarding institutional accounts, contact Franklin Templeton Institutional Services at 1-800/321-8563 Monday through Friday, from 6:00 a.m. to 5:00 p.m. Pacific time.


AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.


WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund and Distributors are also located at this address. Advisory Services is located at One Parker Plaza, Sixteenth Floor, Fort Lee, New Jersey, 07013. You may also contact us by phone at one of the numbers listed below.

                                             HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME          TELEPHONE NO.       (MONDAY THROUGH FRIDAY)
--------------------------------------------------------------------------------

Shareholder Services     1-800/632-2301      5:30 a.m. to 5:00 p.m.
Dealer Services          1-800/524-4040      5:30 a.m. to 5:00 p.m.
Fund Information         1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.
                         (1-800/342-5236)    6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plans         1-800/527-2020      5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563      6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637      5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., the Fund's former investment manager

ADVISORY SERVICES - Franklin Advisory Services, Inc., the Fund's investment manager

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS I AND ADVISOR CLASS - The Fund offers two classes of shares, designated "Class I" and "Advisor Class." The two classes have proportionate interests in the Fund's portfolio. Class I shares are purchased with a sales charge and have a Rule 12b-1 plan. Advisor Class shares are purchased without a sales charge and do not have a Rule 12b-1 plan.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

EXCHANGE - New York Stock Exchange

FRANKLIN FUNDS - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust

FRANKLIN TEMPLETON FUNDS - The Franklin Funds and the Templeton Funds

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds FT Services - Franklin Templeton Services, Inc., the Fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

MARKET TIMER(S) - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

MOODY'S - Moody's Investors Service, Inc.

MUTUAL SERIES - Franklin Mutual Series Fund Inc., a member of the Franklin Group of Funds, formerly the Mutual Series Fund Inc. Each series of Mutual Series began offering three classes of shares on November 1, 1996, Class I, Class II and Class Z shares.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge, if applicable. The maximum front-end sales charge is 4.25% for Class I. Advisor Class has no front-end sales charge.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TEMPLETON FUNDS - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


FRANKLIN INVESTMENT
GRADE INCOME FUND -

ADVISOR CLASS

Franklin Managed Trust

STATEMENT OF
ADDITIONAL INFORMATION

JANUARY 1, 1997

777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777  1-800/DIAL BEN

TABLE OF CONTENTS

How does the Fund Invest its Assets? ...........     2

What are the Fund's Potential Risks? ...........     4

Investment Restrictions ........................     6

Officers and Trustees...........................     7

Investment Management
 and Other Services ............................    10

How does the Fund Buy Securities
 For its Portfolio?.............................    11

How Do I Buy, Sell and Exchange Shares?.........    12

How are Fund Shares Valued? ....................    13

Additional Information on
 Distributions and Taxes........................    14

The Fund's Underwriter..........................    16

How does the Fund
 Measure Performance?...........................    16

Miscellaneous Information ......................    19

Financial Statements ...........................    20

Useful Terms and Definitions ...................    20

Appendix
 Description of Ratings ........................    21

When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."

Franklin Investment Grade Income (the "Fund") is a diversified series of Franklin Managed Trust (the "Trust"), an open-end management investment company. This SAI relates to the Advisor Class shares of the Fund. The Fund's investment objective is to seek a maximum level of income consistent with prudent exposure to risk. The Fund seeks to achieve its objective by investing in a diversified portfolio of debt securities, most of which will be intermediate-term investment grade issues and dividend-paying common and preferred stocks.

Advisor Class shares are only available for purchase by certain persons, including, among others, certain financial institutions (such as banks, trust companies, savings institutions and credit unions); government and tax-exempt entities; pension, profit sharing and employee benefit plans; certain qualified groups, including family trusts, endowments, foundations and corporations; Franklin Templeton Fund Allocator Series; and directors, trustees, officers and full time employees (and their family members) of Franklin Templeton Group and the Franklin Templeton Group of Funds.

The Prospectus, dated January 1, 1997, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK;

O ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


How does the Fund Invest its Assets?

The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How does the Fund Invest its Assets?"

As stated in its Prospectus, the Fund may engage in various options and hedging transactions as described below.

Options on Securities. To earn additional income, the Fund may write (i.e., sell) covered call and put options. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price at any time before the expiration date. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the option (or comparable securities satisfying the cover requirements of the securities exchanges) so long as the option is outstanding and the Fund has not terminated its obligation with a closing purchase transaction, as explained below. While the purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price at any time before the expiration date. All put options written by the Fund are covered, which means that the Fund has deposited with its custodian bank cash, U.S. government securities or other liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income. In return for the option premium, however, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund will pay brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in the Fund's portfolio turnover rate. See "What are the Fund's Potential Risks? - Options."

Options on Futures. For bona fide hedging purposes, the Fund may purchase put and call options on interest rate futures contracts which are traded on exchanges licensed and regulated by the Commodities Futures Trading Commission ("CFTC") for the purposes of options trading. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position) for a specified exercise price at any time before the option expires. Interest rate futures contracts are contracts for the future delivery of U.S. government securities and index-based futures contracts that are, in the opinion of Advisory Services, sufficiently correlated with the Fund's portfolio to permit effective hedging against adverse changes in interest rates.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (i.e., to deliver a "long" position to the Fund as the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put option, the writer of the option is obligated to purchase the futures contract (i.e., deliver a "short" position to the Fund as the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market.

The Fund is entitled to be paid the amount of any gain realized by it with respect to any option it has purchased upon the exercise of the option. Most participants in the options markets, however, do not seek to realize their gains or losses by exercise of their options rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid. The Fund's ability to establish and close out options positions at fairly established prices is subject to the maintenance of a liquid market.

Options on futures can be used by the Fund to hedge the same risks as might be hedged by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But, in contrast to a futures transaction in which only transaction costs are involved, the benefits received in an option transaction will be reduced by the amount of the premium and transaction costs paid by the Fund. There may also be circumstances when the purchase of an option on an interest rate futures contract would result in a loss to the Fund when the purchase (or sale) of the futures contract itself would not result in a loss, such as when there is no movement in the price of the futures contract or the underlying security. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium paid, plus any transaction costs.

At the time the Fund enters into an option on a futures contract, it will maintain, with its custodian bank, assets in a segregated account to cover its obligations with respect to such contract to the extent required by SEC rules. Such securities may consist of cash, cash equivalents or high quality debt securities from its portfolio, in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contract.

Limitations on Futures Transactions. The Fund has represented to the CFTC that it will purchase options on interest rate futures contracts solely for bona fide hedging purposes within the meaning of CFTC regulations. The Fund has also represented to the CFTC that it will not purchase any options on interest rate futures contracts if, as a result, the sum of premiums paid for the options the Fund has purchased would exceed 5% of the Fund's total assets. This limitation on the Fund's options transactions is not fundamental and may be changed by the Board as the CFTC permits.

Foreign Securities. Investments in debt securities issued by foreign corporations, governments and their instrumentalities, and by supranational entities offer potential benefits not available from investments solely in securities issued by the U.S. government. These benefits include the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S., or the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign markets that do not move in a manner parallel to U.S. markets. See "What are the Fund's Potential Risks? - Foreign Securities."

Putable bonds. When purchasing obligations that entitle a holder to require the obligor to redeem the securities at the holder's option on a date or dates prior to the final stated maturity ("putable" bonds), the Fund may consider the optional redemption date or dates as the effective maturity of the obligations. When purchasing obligations that require the obligor to periodically prepay portions of the obligation prior to the stated final maturity (whether by operation of a fixed known pro rata sinking fund or, as in collateralized securities, by the periodic passing through of variable payments made to the issuer on the underlying collateral), the expected average life or average term of the investment may also be deemed to be its effective maturity. This is not a fundamental policy of the Fund and may be changed by the Board.

Additional Information on Rates of Return. Since the end of World War II, bonds have typically provided a return averaging about 3% above the inflation rate. The following table demonstrates the real rate of return from corporate bonds rated "A" by Moody's over the past ten years. Investors should note that the Fund's portfolio is not comprised exclusively of such bonds. Accordingly, the table is for illustrative purposes only. The table is not indicative of the Fund's past, present or future performance. Moreover, historical returns are not indicative of future returns. The source of this information is the U.S. Bureau of Labor Statistics and Moody's:

                  Real Rates of Return

              Moody's                  Real
             Corporate   Inflation    Rate of
           A Bond Index* Rate (CPI)** Return

1986 ......     9.41        1.10      8.31
1987 ......    10.62        4.43      6.19
1988 ......    10.11        4.42      5.69
1989 ......     9.39        4.65      4.74
1990 ......     9.64        6.11      3.53
1991 ......     8.82        3.06      5.76
1992 ......     8.37        2.90      5.47
1993 ......     7.31        2.75      4.56
1994 ......     8.73        2.67      6.06
1995.......     7.13        2.54      4.59
Average ...     8.95        3.46      5.49

*Moody's Corporate A Bond Index Yields are year-end yields. Investors cannot invest directly in an index.

**Inflation rate is demonstrated by annual rates of the Consumer Price Index
(CPI).

The Fund may invest up to 25% of its portfolio in debt securities with lower ratings or in unrated securities that are of comparable quality. The Fund, however, will not invest (i) in any debt securities rated lower than B by Moody's or S&P, (ii) in any equity securities of an issuer if a majority of the debt securities of such issuer is rated lower than B by Moody's or S&P, or (iii) in any unrated debt securities that Advisory Services considers to be of lower equivalent quality than securities rated B by Moody's or S&P. See "What are the Fund's Potential Risks? High Yield Securities."

Loans of Portfolio Securities. Consistent with procedures approved by the Board and subject to the following conditions, the Fund may lend its portfolio securities to qualified Securities Dealers or other institutional investors, provided that such loans do not exceed 30% of the value of the Fund's total assets at the time of the most recent loan. The Fund currently intends to limit its lending of securities to no more than 5% of its total assets. The borrower must deposit with the Fund's custodian bank collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. This collateral shall consist of cash, securities issued by the U.S. government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of the Fund or the borrower at any time, including when necessary to enable the Fund to be the record owner for each dividend paid by the issuer thereof. The Fund would not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

WHAT ARE THE FUND'S POTENTIAL RISKS?

High Yield Securities. Because of the Fund's policy of investing in higher yielding, higher risk securities, an investment in the Fund is accompanied by a higher degree of risk than is present with an investment in higher rated, lower yielding securities. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals. If you are on a fixed income or retired, you should also consider the increased risk of loss to principal that is present with an investment in higher risk securities such as those in which the Fund invests.

The market value of lower rated, fixed-income securities and unrated securities of comparable quality, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. These lower rated fixed-income securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even securities rated triple B by S&P or Moody's, ratings which are considered investment grade, possess some speculative characteristics.

Issuers of high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of these issuers is generally greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During these periods, these issuers may not have sufficient cash flow to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because the securities are generally unsecured and are often subordinated to other creditors of the issuer. Current prices for defaulted bonds are generally significantly lower than their purchase price, and the Fund may have unrealized losses on defaulted securities that are reflected in the price of the Fund's shares. In general, securities that default lose much of their value in the time period before the actual default so that the Fund's net assets are impacted prior to the default. The Fund may retain an issue that has defaulted because the issue may present an opportunity for subsequent price recovery.

High yielding, fixed-income securities frequently have call or buy-back features that permit an issuer to call or repurchase the securities from the Fund. Although these securities are typically not callable for a period from three to five years after their issuance, if a call were exercised by the issuer during periods of declining interest rates, Advisory Services may find it necessary to replace the securities with lower yielding securities, which could result in less net investment income to the Fund. The premature disposition of a high yielding security due to a call or buy-back feature, the deterioration of the issuer's creditworthiness, or a default may also make it more difficult for the Fund to manage the timing of its receipt of income, which may have tax implications. The Fund may be required under the Code and U.S. Treasury regulations to accrue income for income tax purposes on defaulted obligations and to distribute the income to the Fund's shareholders even though the Fund is not currently receiving interest or principal payments on these obligations. In order to generate cash to satisfy any or all of these distribution requirements, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

The Fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities that trade in a broader secondary retail market. Generally, buyers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales. (See "How are Fund Shares Valued?".)

The Fund is authorized to acquire high yielding, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. The Fund may incur special costs in disposing of restricted securities; however, the Fund will generally incur no costs when the issuer is responsible for registering the securities.

The Fund may acquire high yielding, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. Advisory Services will carefully review their credit and other characteristics. The Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth prior to 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yielding securities and adversely affected the value of outstanding securities and the ability of issuers of such securities to meet their obligations. Although the economy has improved considerably and high yielding securities have performed more consistently since that time, there is no assurance that the adverse effects previously experienced will not reoccur. For example, the highly publicized defaults of some high yield issuers during 1989 and 1990 and concerns regarding a sluggish economy that continued into 1993, depressed the prices for many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security will generally reflect the true operating results of the issuer. Factors adversely impacting the market value of high yielding securities will adversely impact the Fund's Net Asset Value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund will rely on Advisory Services' judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, Advisory Services will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

Foreign Securities. The Fund's investment in debt securities of foreign governments presents special risks and considerations not typically associated with investments in securities issued by the U.S. government. Such risks include: reductions of income as a result of foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of information about foreign governments; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to the U.S. government; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulty in commencing lawsuits; higher brokerage commission rates than in the U.S.; increased risk of delays in settlement of portfolio transactions or loss of certificates for portfolio securities because of the lesser speed and reliability of mail service; possibilities of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies.

Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with applicable U.S. and foreign currency restrictions and other laws limiting the amount and type of foreign investments.

Options. One of the principal risks associated with the Fund's options activities is the risk that a liquid secondary market on an options exchange may not exist for any particular option at any particular time, and for some options no secondary market may exist on an exchange or elsewhere. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, it will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. The Fund expects to purchase and write only exchange traded options until such time as Advisory Services determines that the over-the-counter market in options is sufficiently developed and appropriate disclosure is furnished to prospective and existing shareholders. Transactions in options are generally considered "derivative securities."

Options on futures contracts. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures contracts. The principal risk, as stated in the Fund's Prospectus and discussed above in connection with options on securities, is the possibility that no liquid market for the option will exist to permit the Fund to establish and close out its positions. Transactions in options on futures are generally considered "derivative securities."

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. The Fund may not:

 1. Invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities), if immediately after and as a result of such investment (a) more than 5% of the total assets of the Fund would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund.

 2. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of its portfolio securities as described above and in its Prospectus, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

 3. (a) Borrow money, except temporarily for extraordinary or emergency purposes from a bank and then not in excess of 15% of its total assets (at the lower of cost or fair market value) or (b) mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 5% of total assets.

 4. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

 5. Buy or sell interests in oil, gas or mineral exploration or development programs, or real estate. (Does not preclude investments in marketable securities of companies engaged in such activities.)

 6. Purchase or hold securities of any issuer if, at the time of purchase or thereafter, any of the trustees or officers of the Trust or Advisory Services owns beneficially more than one-half of 1%, and all such trustees or officers holding more than one-half of 1% together own beneficially more than 5% of the issuer's securities.

 7. Invest more than 5% of the value of its total assets in securities of any issuer which has not had a record, together with predecessors, of at least three years of continuous operation. (This is an operating policy which may be changed without shareholder approval.)

 8. Purchase or sell commodities or commodity contracts or invest in put, call, straddle or spread options. (Does not preclude bona fide hedging transactions by the Fund, including the purchase or sale of options and options on futures contracts.)

 9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets. (This is an operating policy which may be changed without shareholder approval.)

10. Invest more than 10% of its assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable, and repurchase agreements with more than seven days to maturity.

11. Invest in any issuer for purposes of exercising control or management.

12. Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.)

13. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions. (This is an operating policy which may be changed without shareholder approval.)

Other Policies. Pursuant to an undertaking given to the Texas State Securities Board, the Fund may not invest in excess of 5% of the value of the Fund's net assets in warrants. No more than 2% of the value of the Fund's net assets may be invested in warrants (valued at the lower of cost or market) which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund in units or attached to securities will be deemed to be without value.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in value of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND TRUSTEES

The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Trust who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Trust under the 1940 Act are indicated by an asterisk (*).

 Frank T. Crohn (72)          Trustee
 7251 West Palmetto Park Road
 Boca Raton, FL 33433

Chairman and Chief Executive Officer, Financial Benefit Life Insurance Company and Financial Benefit Group, Inc.; Director, Unity Mutual Life Insurance Company; and trustee of three of the investment companies in the Franklin Group of Funds.


*William J. Lippman (71)      President and
 One Parker Plaza             Trustee
 Fort Lee, NJ 07024

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., Franklin Templeton Distributors, Inc. and Franklin Management, Inc.; President and Director, Franklin Advisory Services, Inc.; officer and/or director or trustee of seven of the investment companies in the Franklin Group of Funds.


Charles Rubens II (66)        Trustee
18 Park Road
Scarsdale, NY 10583

Private Investor; and trustee of three of the investment companies in the Franklin Group of Funds.


Leonard Rubin (71)            Trustee
2 Executive Drive
Suite 560
Fort Lee, NJ 07024

President, F.N.C. Textiles, Inc.; Vice President, Trimtex Co. Inc.; and trustee of four of the investment companies in the Franklin Group of Funds.


Harmon E. Burns (51)          Vice President
777 Mariners Island Blvd.
San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 60 of the investment companies in the Franklin Templeton Group of Funds.


Kenneth V. Domingues (64)           Vice President -
777 Mariners Island Blvd.           Financial Reporting
San Mateo, CA 94404                 and Accounting
                                    Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.


Martin L. Flanagan (36)             Vice President
777 Mariners Island Blvd.           and Chief
San Mateo, CA 94404                 Financial
                                     Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; Treasurer, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer, director and/or trustee of 60 of the investment companies in the Franklin Templeton Group of Funds.


Deborah R. Gatzek (48)              Vice President
777 Mariners Island Blvd.           and Secretary
San Mateo, CA 94404

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc.; and officer of 60 of the investment companies in the Franklin Templeton Group of Funds.


Rupert H. Johnson, Jr. (56)         Vice President
777 Mariners Island Blvd.
San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 60 of the investment companies in the Franklin Templeton Group of Funds.


Diomedes Loo-Tam (57)               Treasurer and
777 Mariners Island Blvd.           Principal
San Mateo, CA 94404                 Accounting
                                     Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.


Edward V. McVey (59)                Vice President
777 Mariners Island Blvd.
San Mateo, CA 94404

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.


R. Martin Wiskemann (69)            Vice President
777 Mariners Island Blvd.
San Mateo, CA 94404

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President, Treasurer and Director, ILA Financial Services, Inc. and officer and/or director, as the case may be, of 21 of the investment companies in the Franklin Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and Advisory Services. Nonaffiliated members of the Board are currently paid $1,800 per quarter plus $900 per meeting attended. As shown above, some of the nonaffiliated Board members also serve as directors, trustees or managing general partners of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                                               Number of Boards
                                               Total Fees      in the Franklin
                             Total Fees     Received from the  Templeton Group
                             Received from Franklin Templeton of Funds on Which
Name                          the Trust*    Group of Funds**    Each Serves***

Frank T. Crohn ..............  $11,700        $15,600               3
Charles Rubens, I ...........   11,700         15,600               3
Leonard Rubin ...............   11,700         15,600               4

*For the fiscal year ended September 30, 1996.

**For the calendar year ended December 31, 1995.

***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, with approximately 171 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of December 6, 1996, the officers and Board members, as a group, owned of record and beneficially the following shares of the Fund: Approximately 1,954 Class I shares, or less than 1% of the total outstanding Class I shares of the Fund. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Manager and Services Provided. Effective July 1, 1996, the Board approved a new investment management agreement on behalf of the Fund with Advisory Services, One Parker Plaza, Sixteenth Floor, Fort Lee, New Jersey, 07013. Advisory Services, a registered investment advisor, is a wholly owned subsidiary of Resources, the parent company of Advisers, the Fund's previous investment manager. Under the terms and conditions of the new investment management agreements, which remain the same as the previous agreements, Advisory Services provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. Advisory Services' activities are subject to the review and supervision of the Board to whom Advisory Services renders periodic reports of the Fund's investment activities. Advisory Services is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund.

Advisory Services and its affiliates act as investment manager to numerous other investment companies and accounts. Advisory Services may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisory Services on behalf of the Fund. Similarly, with respect to the Fund, Advisory Services is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisory Services and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisory Services is not obligated to refrain from investing in securities held by the Fund or other funds that it manages. Of course, any transactions for the accounts of Advisory Services and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous Information
- Summary of Code of Ethics."

Management Fees. Under its management agreement, the Fund pays Advisory Services a monthly fee computed at the annual rate of 0.50% of average daily net assets of the Fund on the first $500 million of net assets, 0.45% on the next $500 million and 0.40% on net assets in excess of $1 billion. The management agreement also provides for the payment of $40,000 per year by the Fund to Advisory Services for the provision of certain accounting, bookkeeping and recordkeeping functions for the Fund.

For the fiscal years ended September, 1994, 1995 and 1996, management fees totaling $155,866, $144,062, $143,995, respectively, were paid to Advisers.

Management Agreement. The management agreement is in effect until March 31, 1997. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by Advisory Services on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Administrative Services. Under an agreement with Advisory Services, FT Services provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, Advisory Services pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is paid by Advisory Services. It is not a separate expense of the Fund.

Shareholder Servicing Agent. Investor Services, a wholly-owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Custodians. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York, 10286, acts as custodian of the securities and other assets of the Fund. Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian for cash received in connection with the purchase of Fund shares. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Auditors. Tait, Weller & Baker, Two Penn Center Plaza, Suite 700, Philadelphia, Pennsylvania 19102, are the Fund's independent auditors. During the fiscal year ended September 30, 1996, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Trust's Annual Report to Shareholders for the fiscal year ended September 30, 1996. Advisor Class shares of the Fund were not offered to the public before January 1, 1997.

HOW DOES THE FUND BUY
SECURITIES FOR ITS PORTFOLIO?

The selection of brokers and dealers to execute transactions in the Fund's portfolio is made by Advisory Services in accordance with criteria set forth in the management agreement and any directions that the Board may give.

Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services received by Advisory Services from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisory Services to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, Advisory Services and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, consistent with internal policies, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisory Services will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Advisory Services are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisory Services, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the fiscal years ended September 30, 1994, 1995 and 1996, the Fund paid no brokerage commissions.

As of September 30, 1996, the Fund did not own any securities issued by its regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund, we may impose a $10 charge against your account for each returned item.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Reinvestment Date. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. This money will then be withdrawn from the short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled before February 1997 and on the 25th day of the month beginning with your February 1997 payment. If the 25th falls on a weekend or holiday, we will process the redemption on the prior business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Through Your Securities Dealer. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

Redemptions in Kind. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Special Services. The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisory Services.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and ask prices is used. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

You may receive two types of distributions from the Fund:

1. Income dividends. The Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post October loss deferral) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed capital gains from the prior fiscal year. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

TAXES

As stated in the Prospectus, the Fund has elected and qualified to be treated as a regulated investment company under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared. The Fund intends as a matter of policy to declare such dividends, if any, in December and to pay these dividends in December or January to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. For most shareholders, gain or loss will be recognized in an amount equal to the difference between the shareholder's basis in the shares and the amount received, subject to the rules described below. If such shares are a capital asset in the hands of the shareholder, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of the sales charge incurred in purchasing shares of the Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Templeton Funds and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. You should consult with your tax advisor concerning the tax rules applicable to the redemption or exchange of Fund shares.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

The Fund's investment in options and futures contracts are subject to many complex and special tax rules. For example, the Fund's treatment of options on futures contracts, regulated futures contracts, and certain foreign currency forward contracts and options thereon is generally governed by Section 1256 of the Code.

Absent a tax election to the contrary, each such Section 1256 position held by the Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with mark-to-market positions at fiscal year end (except certain foreign currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Fund. The acceleration of income on Section 1256 positions may require the Fund to recognize taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect both the amount, character and timing of income distributed to you by the Fund.

When the Fund holds an option or contract which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

As a regulated investment company, the Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income"). This requirement may limit the Fund's ability to engage in options, straddles, hedging transactions and forward or futures contracts because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities, reduce the holding periods of certain securities within the Fund, resulting in additional short-short income for the Fund.

The Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Fund's income or loss from such transactions and in turn its distributions to you.

In order for the Fund to qualify as a regulated investment company, at least 90% of the Fund's annual gross income must consist of dividends, interest and certain other types of qualifying income, and no more than 30% of its annual gross income may be derived from the sale or other disposition of securities or certain other instruments held for less than 3 months. Foreign exchange gains, derived by the Fund with respect to the Fund's business of investing in stock or securities, or options or futures with respect to such stock or securities, constitutes qualifying income for purposes of the 90% limitation.

Currency speculation or the use of currency forward contracts or other currency instruments for non-hedging purposes may generate gains deemed to be not directly related to the Fund's principal business of investing in stock or securities and related options or futures. Under current law, non-directly-related gains arising from foreign currency positions or instruments held for less than 3 months are treated as derived from the disposition of securities held less than 3 months in determining the Fund's compliance with the 30% limitation. The Fund will limit its activities involving foreign exchange gains to the extent necessary to comply with these requirements.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. Because the Fund has invested and intends in the future to invest 50% or less of its total assets in securities of foreign corporations, it is not entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by the Fund.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering for each class of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors will not receive compensation from the Fund for acting as underwriter with respect to the Advisor Class shares.

HOW DOES THE FUND MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance for the Advisor Class shares follows. For any period prior to January 1, 1997, the standardized performance quotations for Advisor Class will be calculated by substituting the performance of Class I for the relevant time period, and excluding the effect of the maximum sales charge and including the effect of Rule 12b-1 fees applicable to Class I. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

Average Annual Total Return. Average annual total return is determined by finding the average annual rates of return over one-, five- and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. The average annual total return for Advisor Class shares for the one- and five-year periods ended September 30, 1996, would have been 4.25% and 6.37% and for the period from inception (January 14, 1987), to September 30, 1996, would have been 6.08%.

These rates of return will be calculated according to the SEC formula:

P(1+T)n = ERV

where:

P  =a hypothetical initial payment of $1,000

T  =average annual total return

n  =number of years

ERV =ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods

Cumulative Total Return. The Fund may also quote the cumulative total return for each class, in addition to the average annual total return. These quotations are computed the same way, except the cumulative total return will be based on the actual return for each class for a specified period rather than on the average return over one-, five- and ten-year periods. The cumulative total return for the Advisor Class shares for the one- and five-year periods ended September 30, 1996, would have been 4.25% and 36.21% and for the period from inception (January 14, 1987), to September 30, 1996, would have been 77.39%.

YIELD

Current Yield. Current yield of each class shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share of each class earned during a 30-day base period by the Net Asset Value per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for the 30-day period ended September 30, 1996, for the Advisor Class shares would have been 4.57%.

This figure will be obtained using the following SEC formula:

Yield = 2 [(a-b + 1)6 - 1]

                   cd

where:

a  =dividends and interest earned during the period

b =expenses accrued for the period (net of reimbursements)

c =the average daily number of shares outstanding during the period that were entitled to receive dividends

d  =the Net Asset Value per share on the last day of the period

CURRENT DISTRIBUTION RATE

Current yield which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders of a class. Amounts paid to shareholders are reflected in the quoted current distribution rate. For Advisor Class, the current distribution rate is usually computed by annualizing the dividends paid per share by the class during a certain period and dividing that amount by the current Net Asset Value. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains and is calculated over a different period of time. The current distribution rate for the 30 day period ended September 30, 1996, for the Advisor Class shares would have been 4.40%.

VOLATILITY

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

For any period prior to January 1, 1997, sales literature about Advisor Class may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI by substituting the performance of Class I for the relevant time period and excluding the effect of the maximum sales charge and Rule 12b-1 fees applicable to Class I.

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of each class' performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

b) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

c) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

d) Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

e) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

f) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates historical measure of yield, price, and total return for common and small company stock, long- term government bonds, Treasury bills, and inflation.

g) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

h) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

i) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the performance of Advisor Class to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 48 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $152 billion in assets under management for more than 4.2 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 124 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past eight years.

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the Fund's outstanding Advisor Class shares.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Fund's Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk of you incurring financial loss on account of shareholder liability is limited to the unlikely circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

Summary of Code of Ethics. Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Trust, for the fiscal year ended September 30, 1996, including the auditors' report, are incorporated herein by reference. These audited financial statements do not include information for Advisor Class as these shares were not publicly offered prior to the date of this SAI.

USEFUL TERMS AND DEFINITIONS

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., the Fund's previous invesment manager

Advisory Services - Franklin Advisory Services, Inc., the Fund's investment manager

Board - The Board of Trustees of the Trust

CD - Certificate of deposit

Class I and Advisor Class - The Fund offers two classes of shares, designated "Class I" and "Advisor Class." The two classes have proportionate interests in the Fund's portfolio. Class I shares are purchased with a sales charge and have a Rule 12b-1 plan. Advisor Class shares are purchased without a sales charge and do not have a Rule 12b-1 plan.

Code - Internal Revenue Code of 1986, as amended

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

Franklin Funds - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust

Franklin Templeton Funds - The Franklin Funds and the Templeton Funds

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Mutual Series - Franklin Mutual Series Fund Inc., a member of the Franklin Group of Funds, formerly the Mutual Series Fund. Each series of Mutual Series began offering three classes of shares on November 1, 1996; Class I, Class II and Class Z. All shares sold before that time are designated Class Z shares.

Moody's - Moody's Investors Service

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge, if applicable. The maximum front-end sales charge is 4.25% for Class I. Advisor Class shares have no front-end sales charge.

Prospectus - The prospectus for Advisor Class of the Fund dated January 1, 1997, as may be amended from time to time

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution which, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

Templeton Funds - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

U.S. - United States

We/Our/Us - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly-owned subsidiaries of Resources.

APPENDIX

DESCRIPTION OF RATINGS

CORPORATE BOND RATINGS

Moody's

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.